   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 1997

                                                SECURITIES ACT FILE NO. 33-57732

                                        INVESTMENT COMPANY ACT FILE NO. 811-7462

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------
                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                      POST-EFFECTIVE AMENDMENT NO.  11                    [X]

                                      AND

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                             AMENDMENT NO.  12                            [X]


                           THE SIERRA VARIABLE TRUST

               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        601 WEST MAIN STREET, SUITE 801
                         SPOKANE, WASHINGTON 99201-0613
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 725-0200

                                F. BRIAN CERINI
                           THE SIERRA VARIABLE TRUST
                        601 WEST MAIN STREET, SUITE 801
                         SPOKANE, WASHINGTON 99201-0613
                    ---------------------------------------
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                           JOSEPH B. KITTREDGE, JR.
                                 ROPES & GRAY
                            ONE INTERNATIONAL PLACE
                         BOSTON, MASSACHUSETTS  02110

It is proposed that this filing will become effective (check appropriate box):

    [ ]   immediately upon filing pursuant to paragraph (b), or

    [ ]   on [date] pursuant to paragraph (b), or

    [ ]   60 days after filing pursuant to paragraph (a)(1), or

    [X]   75 days after filing pursuant to paragraph (a)(2), or

    [ ]   on [date] pursuant to paragraph (a) of Rule 485.


================================================================================

     This Post-Effective Amendment relates only to the Money Market Fund, Bond & Stock Fund and the Northwest Fund series of The Sierra Variable Trust (the "Trust"). Information contained in the Registration Statement relating to other series of the Trust is neither amended nor superseded hereby.



                           THE SIERRA VARIABLE TRUST

                                   FORM N-1A

                             CROSS REFERENCE SHEET

                                     PART A


Item No.                                                      Prospectus Heading
--------                                                      ------------------

1.  Cover Page.......................................         Cover Page

2.  Synopsis.........................................         Highlights

3.  Condensed Financial
    Information......................................         Financial Highlights

4.  General Description of
    Registrant.......................................         The Funds' Investments and Risk
                                                              Considerations; Common Investment
                                                              Practices; Performance Information

5.  Management of the Trust..........................         Management of the Trust; Distributor; Administration

5A. Management's Discussion of
      Fund Performance...............................         Not Applicable

6.  Capital Stock and Other
    Securities.......................................         Dividends, Distributions and Taxes;  General
                                                              Information and History --The Trust

7.  Purchase of Securities
    Being Offered....................................         General Information and History -- Purchase
                                                              and Redemption, and -- Net Asset Value; Management of the
                                                              Trust -- Distributor

8.  Redemption or Repurchase.........................         General Information and History Purchase and
                                                              Redemption

9.  Pending Legal Proceedings........................         Not Applicable


PART B

                                                              Heading in Statement of
Item No.                                                      Additional Information
--------                                                      ----------------------

10.  Cover Page......................................         Cover Page

11.  Table of Contents...............................         Contents

12.  General Information and
      History........................................         General Information and History; Management
                                                              of the Trust; see Prospectus -- "General Information
                                                              and History"

13.  Investment Objectives and

      Policies......................................          Investment Objectives and Policies of the
                                                              Funds

14.  Management of the Fund.........................          Management of the Trust

15.  Control Persons and Principal
      Holders of Securities.........................          Management of the Trust; see Prospectus
                                                              -- "General Information and History"

16.  Investment Advisory and
      Other Services................................          Management of the Trust; see Prospectus
                                                              -- "Management of the Trust--Administration"

17.  Brokerage Allocation and
      Other Practices...............................          Investment Objectives and Policies of the Funds

18.  Capital Stock and Other
      Securities....................................          Management of the Trust; see Prospectus --
                                                              "Dividends, Distributions and Taxes" and "General
                                                              Information and History"

19.  Purchase, Redemption and
      Pricing of Securities
      Being Offered.................................          Purchase and Pricing of Shares; Net Asset Value

20.  Tax Status.....................................          Taxes; see Prospectus -- "Dividends,  Distributions
                                                              and Taxes"

21.  Underwriters...................................          Purchase and Pricing of Shares; see Prospectus --"Management
                                                              of the Trust -- Distributor"

22.  Calculation of Performance
      Data..........................................           Performance; see Prospectus -- "Performance"

23.  Financial Statements...........................           Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                           THE SIERRA VARIABLE TRUST
                        601 WEST MAIN AVENUE, SUITE 801
                         SPOKANE, WASHINGTON 99201-0613

The Sierra Variable Trust (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. The Trust serves as an investment vehicle for variable annuity contracts and variable life insurance policies offered by insurance companies. Shares of the Trust are presently offered only to American General Life Insurance Company ("AGL") and its separate accounts for its variable annuity contracts ("Contracts"). Currently, ten different investment funds of the Trust are offered to AGL for its Sierra Advantage Annuity, and five additional investment funds of the Trust, are offered to AGL for its Sierra Asset Manager Annuity. This prospectus describes three such investment funds, the Money Market Fund, Bond & Stock Fund and the Northwest Fund (the "Funds"). Information relating to the other investment funds of the Trust is contained in separate prospectuses.

Please read this Prospectus before allocating premiums to the Funds and keep it on file for future reference. It contains useful information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information ("SAI") about the Funds, dated March 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI is available free upon request by calling AGL at 800-247-6584 or by writing to American General Life Insurance Company, Attention: Annuity Administration, P.O. Box 1401, Houston, Texas 77251-1401.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MARCH 1, 1998

CONTENTS

Highlights............................................      3
Financial Highlights..................................      3
The Funds' Investments and Risk Considerations........      4
Common Investment Practices...........................      4
Management of the Trust...............................      6
           Board of Trustees..........................      6
           Investment Management......................      6
           Distributor................................      7
           Administration.............................      7
General Information and History.......................      8
           The Trust..................................      8
           Purchase and Redemption....................      8
           Purchase through the SAM Program...........      9
           Net Asset Value............................      9
Dividends, Distributions and Taxes....................      9
Performance...........................................     10


HIGHLIGHTS

INTRODUCTION

Owners of the Sierra Advantage Annuity may allocate their account value among ten different investment funds, including the Funds. Each of the Funds has a different investment objective and different investment policies. Sierra Advantage Annuity owners may also elect to participate in the Sierra Asset Management Program ("SAM Program"), which periodically reallocates account values in light of financial and investment objectives and changing economic and market conditions, through Composite Research & Management Co.
("Composite").

The following Funds provide a diversified selection for different investment objectives and strategies:

The Money Market Fund - seeks to provide maximum current income, while preserving capital and maintaining liquidity. The Fund invests in high-quality money market instruments.

The Bond & Stock Fund - seeks to provide continuity of income, conservation of principal, and long-term growth of income and principal. The Fund invests primarily in bonds, preferred stocks, common stocks and convertible bonds.

The Northwest Fund - seeks long-term growth of capital by investing in common stocks of companies doing business or located in Alaska, Idaho, Montana, Oregon and Washington.

FINANCIAL HIGHLIGHTS

The following information has been audited by _____________ independent accountants. Their unqualified report is included in the Trust's Annual Report to Shareholders (the "Annual Report"). The financial statements, notes to financial statements and report of independent accountants sections of the Annual Report are included in the SAI. Further information about the performance of the Funds is contained in the Annual Report. The SAI and Annual Report can be obtained at no charge by calling AGL at 800-247-6584 or writing to them at the address shown on the first page of this Prospectus.


                               MONEY MARKET FUND

              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          YEAR            YEAR           YEAR        PERIOD
                                                          ENDED           ENDED          ENDED       ENDED
                                                         12/31/96       12/31/95       12/31/94    12/31/93*
                                                       ----------      ---------      ---------   ---------
Net asset value, beginning of year...............      $     1.00      $    1.00      $    1.00   $    1.00
                                                       ----------      ---------      ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................           0.049          0.053          0.037       0.016
                                                       ----------      ---------      ---------   ---------
Total from investment operations.................           0.049          0.053          0.037       0.016
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................................          (0.049)        (0.053)        (0.037)     (0.016)
Distributions from net realized capital

  gains..........................................          (0.000) #          --             --          --
                                                       ----------      ---------      ---------   ---------
Total distributions..............................          (0.049)        (0.053)        (0.037)     (0.016)
                                                       ----------      ---------      ---------   ---------
Net asset value, end of year.....................      $     1.00      $    1.00      $    1.00   $    1.00
                                                       ==========      =========      =========   =========
TOTAL RETURN+....................................            4.97%          5.46%          3.69%       1.59%
                                                       ==========      =========      =========   =========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...............      $   23,266      $  20,373      $   6,159   $   1,488
Ratio of operating expenses to average
  net assets.....................................            0.58%          0.50%          0.49%       0.39%**
Ratio of net investment income to average
  net assets.....................................            4.86%          5.30%          3.84%       2.54%**
Ratio of operating expenses to average
  net assets without fees reduced by
  credits allowed by the custodian...............            0.58%(a)       0.51%(a)        N/A         N/A
Ratio of operating expenses to average
  net assets without fee waivers,
  expenses absorbed and/or fees reduced
  by credits allowed by the custodian............            0.88%(a)       1.01%(a)       1.25%       6.42%**
Net investment income/(loss) per share
  without fee waivers and/or expenses
  absorbed and/or fees reduced by credits
  allowed by the custodian.......................      $    0.046      $   0.048      $   0.030   $  (0.022)
-----------------------------------------------------------------------------------------------------------------

*    The Fund commenced operations on May 10, 1993.
**   Annualized.
     +     Total return represents aggregate total return for the periods indicated. The total return would have been lower if certain fees had not been waived by the investment advisor and administrator and if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

     (a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.
     #  Amount represents less than $0.001 per share.

THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

The following section describes the investment objective and policies of each Fund and some of the risk considerations of investing in the Funds. The "Common Investment Practices" section that follows provides more detailed information about the common investment practices of the Funds.

The investment objective of each Fund and the policies and restrictions specifically identified as fundamental may not be changed without the approval of a majority of the outstanding shares of that Fund. Investment policies and restrictions not identified as fundamental may be changed at any time without shareholder consent by the Trust's Board of Trustees. A complete list of fundamental investment restrictions is contained in the SAI. None of the Funds is intended to be a complete investment program, and there is no assurance that any of the Funds will achieve its investment objective.

MONEY MARKET FUND. In general, this Fund invests only in U.S. dollar-denominated short-term, money market securities that present minimal credit risks and meet the following rating criteria. The Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to a comparable security (i) is rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories for short-term debt securities, (ii) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (iii) if not so rated, is determined to be of comparable quality. A description of the rating systems of S&P and Moody's is contained in the SAI. At the time of investment, no security purchased by the Fund (except securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity cannot exceed 90 days. Although the Fund attempts to maintain a stable net asset value ("NAV") of $1.00, there can be no assurance, that the Money Fund will be able to maintain a stable NAV of $1.00.

BOND & STOCK FUND. This fund has three objectives: continuity of income, conservation of principal, and long-term growth of income and principal. The Fund invests in bonds, preferred stocks, common stocks and convertible bonds. Under normal market conditions at least 25% of the Fund's assets will be invested in fixed-income securities.

The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in real estate investment trusts known as "REITs." See "Common Investment Practices - Real Estate Investment Trusts."

The Fund may invest in fixed-income securities of any maturity, including mortgage-backed and other asset backed securities. The Fund may also invest in below-investment-grade bonds (sometimes called junk bonds). See "Common Investment Practices - Lower-Rated Securities."

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on what is called a "When-issued" or "delayed-delivery" basis in an aggregate up to 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments).
The Fund may write (sell) covered call options. A call option is covered if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers. Investments in foreign securities may involve somewhat different risks. See "Common Investment Practices - Foreign Investments."

Jeffrey D. Hoffman, CFA, ______________ of Composite has had primary responsibility for the day-to-day management of the Fund's portfolio since [1995]. Prior to 1995, Mr. Hoffman [5 years experience].

NORTHWEST FUND. This Fund invests with the objective of long-term growth of capital. Common stocks are selected from companies located or doing business in the northwest states of Alaska, Idaho, Montana, Oregon and Washington. Under normal circumstances, at least 65% of the Fund's total assets will be invested in companies whose principal executive offices are located in the northwest.

The Fund is permitted to invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in real estate investment trusts known as "REITs." The Fund may write (sell) covered call options. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents, or liquid securities to purchase the underlying security. See "Common Investment Practices."

Because the Fund concentrates its investments in companies located or doing business in the Northwest, the Fund could be adversely impacted by economic trends within the five state area. Some of the companies whose securities are held by the Fund may have significant national or international markets for their products and services. Therefore, the Fund's performance could also be affected by national or international economic conditions.

David W. Simpson, CFA, ________________ of Composite, has had primary responsibility for the day-to-day management of the Fund's portfolio since [1993]. Prior to 1993, Mr. Simpson [FIVE YEAR'S EXPERIENCE].

COMMON INVESTMENT PRACTICES

The following pages contain more detailed information about types of securities in which the Funds may invest, and strategies Composite may employ in pursuit of the Funds' investment objectives, as well as a summary of risks and restrictions associated with these securities and investment practices. Each Fund's NAV will fluctuate as the values of the securities it owns change. There are many factors that influence fluctuations in the market value of securities owned by the Funds. All policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in circumstances. For more information see the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. The Bond & Stock Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. These securities involve the risks described under "Foreign Investments" below.

BORROWING. A Fund may borrow money from banks solely for temporary or emergency purposes subject to various limitations. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.
The Funds may borrow up to 5% of total assets for such emergency purposes. In addition, the Money Market Fund may borrow up to 33-1/3% of total assets to meet redemption requests.

The Bond & Stock and Northwest Funds may engage in reverse repurchase agreements, which under the Investment Company Act of 1940, as amended, may be considered borrowings by the seller. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse purchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.


CURRENCY MANAGEMENT. If a Fund invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Fund's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. The Bond & Stock and Northwest Funds, authorized to invest in securities of foreign issuers, may engage in currency management strategies.

DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS. Funds authorized to invest in securities of foreign issuers may invest assets in debt securities issued or guaranteed by supranational organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment
Bank.

EXCHANGE RATE-RELATED SECURITIES. Each of the Funds, except for the Money Market Fund, may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities involve the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yield of the Fund will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, obligations purchased by a Fund may be subject to the risk of default.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Bond & Stock Fund may purchase floating rate, inverse floating rate and variable rate obligations, including participation interests therein. The Bond & Stock Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a multiple of the change in the index rate, which may lead to greater volatility in their market values.

FOREIGN INVESTMENTS. The Bond & Stock and Northwest Funds may invest in U.S. dollar denominated securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from (i) fluctuations in currency exchange rates, (ii) devaluation of currencies, (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions,
(iv) reduced availability of public information concerning issuers, and (v) the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities may be greater for securities of issuers in developing countries, commonly known as "emerging markets."

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange ("NYSE"). Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. In addition, foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

GEOGRAPHICAL CONCENTRATION. Potential investors in the Northwest Fund should consider the possibly greater risk arising from the geographic concentration of their investments, as developments affecting the regional economy may particularly affect the Fund.

ILLIQUID SECURITIES. Up to 15% of the net assets of each of the Bond & Stock and Northwest Funds and up to 10% of the net assets of the Money Market Fund may be invested in securities that are not readily marketable. Such illiquid securities may include (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under federal securities laws (excluding Rule 144A securities, described below). The Funds will not include for purposes of the restrictions on illiquid investments securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Board of Trustees.

LENDING OF SECURITIES. The Bond & Stock and Northwest Funds have the ability to lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Bond & Stock Fund may invest up to 35% of the total assets of the Fund in debt securities rated lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by Composite or that Fund's sub-adviser. These non-investment-grade debt securities are commonly referred to as "junk bonds."

Securities rated below investment-grade, as well as comparable unrated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value or to sell certain of these securities under certain market conditions. Non-investment-grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see the SAI.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Bond & Stock and Northwest Funds may invest in commercial mortgage-backed securities, which are similar to the above Mortgage-Backed Securities, except they are issued by non-governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While commercial mortgage-backed securities are generally structured with one or more types of credit enhancement, they typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in a loss of the Fund's principal investment. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

The Money Market Fund may invest up to 10% of its total assets in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REPURCHASE AGREEMENTS. All of the Funds may invest in repurchase agreements, which are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Investments by each of the Bond & Stock and Northwest Funds in repurchase agreements, if any, are limited to 20% of each Fund's total assets, respectively.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds as stated elsewhere in the prospectus and SAI, each of the Funds, except the Money Market Fund, may, but is not required to, utilize various other investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The use of Strategic Transactions involves special considerations and risks, for example (1) the ability of the Fund to utilize these Strategic Transactions successfully will depend on the ability of Composite to predict pertinent market movements; and
(2) there might be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions. Strategic Transactions can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements or of unfavorable currency fluctuations in the related portfolio or currency positions, but can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in positions. The Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes. For more information see the SAI.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA Bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC Bonds).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, each of the Bond & Stock and the Northwest Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. However, if Composite were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then-current market values.

When-issued securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

MANAGEMENT OF THE TRUST

The funds are managed by Composite Research & Management Co., which is referred to as Composite in this Prospectus.

In connection with its service as investment adviser to each Fund, Composite may engage one or more sub-advisers to provide investment advisory services to any of the Funds and may change or eliminate any such sub-adviser if it deems such action to be in the best interest of a Fund and its shareholders.

Composite is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"). Washington Mutual is a publicly owned financial services company. As of June 30, 1997, Composite and its affiliates had total assets under management of approximately $____ billion.

ADVISORY FEES. For investment advisory services, monthly fees are paid to Composite by each Fund based upon a percentage of the average daily net assets of such Fund. Advisory fees are calculated daily and paid monthly. The Money Market Fund pays advisory fees at an annual rate of 0.50% of the first $500 million of the Fund's average daily net assets, and 0.40% of assets in excess of $500 million. The Bond & Stock Fund pays advisory fees at an annual rate of 0.625% of the Fund's first $250 million of average daily net assets and 0.50% of such assets in excess of $250 million. The Northwest Fund pays advisory fees at the annual rate of 0.625% of the first $500 million of the Fund's average daily net assets, 0.50% of the next $500 million of such assets and 0.375% of such assets in excess of $1 billion.

TRUST EXPENSES. In addition to investment advisory expenses, each Fund pays all expenses not assumed by Composite. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Trustees not affiliated with Composite; fees and expenses of its independent auditors and legal counsel; costs of Trustee and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of the printing and mailing to existing Contract owners of proxy statements, prospectuses and statements of additional information; proxy solicitors' fees; expenses of preparation, printing and mailing to Contract owners of semi-annual shareholder reports; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Trust's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses will be passed on to the shareholders through a daily charge made to the assets held in the Funds, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS AND TURNOVER. All orders for the purchase or sale of securities on behalf of a Fund are placed by Composite with broker-dealers that it selects. A Fund may, at the discretion of Composite, utilize broker-dealers affiliated with Composite in connection with a purchase or sale of securities, in accordance with procedures adopted by Trustees and in accordance with the 1940 Act which require periodic review of these transactions.

Each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. Higher portfolio turnover rates for the Funds can result in corresponding increases in expenses such as brokerage commissions and transaction costs. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies. It is expected that the portfolio turnover rate for the Bond & Stock and Northwest Funds for their first fiscal year will not exceed ___% and ___%, respectively.

DISTRIBUTOR

Composite Funds Distributor, Inc. (the"Distributor") distributes the Funds' shares to AGL's separate accounts, which purchase and redeem these shares at net asset value without sales or redemption charges. The Distributor is located at 601 West Main Avenue, Suite 801, Spokane, Washington 99201-0613 and is a wholly-owned subsidiary of Washington Mutual, the parent of Composite. The Distributor, as principal underwriter, or insurance companies whose variable products are funded by the Trust, will bear all of the Trust's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Trust documents (such as semi-annual reports) used as sales materials.

ADMINISTRATION

Murphey Favre Securities Services, Inc. serves as the administrator to the Trust (the "Administrator") and has responsibility for the Trust's administrative functions. Subject to the authority of the Board of Trustees, the Administrator is responsible for all administrative and some record keeping functions of the Trust. It provides office facilities and supplies; provides clerical, executive, accounting and administrative services; prepares reports to shareholders and filings with regulatory authorities; prepares materials for the Board of Trustees' meetings; and provides securities accounting and calculates net assets.

For its services, the Administrator is paid a monthly fee at an effective annual rate of 0.18% of each Fund's average net assets.

GENERAL INFORMATION AND HISTORY

THE TRUST

The Trust is an open-end management investment company that offers diversified and non-diversified series. It was organized on January 29, 1993 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust has the power to issue separate series of shares and has authorized the following fifteen separate series: Balanced Portfolio, Bond & Stock Fund, Capital Growth Portfolio, Corporate Income Fund, Emerging Growth Fund, Growth and Income Fund, Growth Fund, Growth Portfolio, Income Portfolio, International Growth Fund, Money Market Fund, Northwest Fund, Short Term High Quality Bond Fund, U.S. Government Fund and Value Portfolio. The Trust offers shares of beneficial interest, each without par value. Additional series may be established.

Currently, the shares of the Funds are sold only to AGL and its separate accounts to fund Contracts or to other series of the Trust, which are also sold to AGL and its separate accounts. In the future, the Trust may offer its shares to separate accounts funding variable annuities of insurance companies affiliated or unaffiliated with AGL and to separate accounts which fund variable life insurance or other variable funding arrangements. The Trust's Board of Trustees will monitor potential conflicts between variable life insurance policies and variable annuity contracts or among insurance company shareholders and will determine what, if any, action should be taken to resolve any conflicts. Until other insurance companies have made investments in the series of the Trust, AGL directly or indirectly, will be the sole shareholder of the Trust.

As a Massachusetts business trust, the Trust is not required to hold annual shareholders' meetings. On occasion, however, special meetings may be called to elect or remove trustees, change fundamental policies, approve management contracts, or for other purposes. Generally, shares of the Trust vote by individual series on all matters except when the 1940 Act permits shares of the series to be voted in the aggregate. The shareholders of the Trust are the insurance companies whose separate accounts invest in it. The Trust expects that its shareholders will offer their Contract owners the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. AGL has advised the Trust that, whenever a shareholder vote is taken, AGL will give Contract owners and annuitants the opportunity to instruct them how to vote the number of shares attributable to such Contracts. AGL also stated that it will vote any shares that it is entitled to vote directly, because of their attributable interests in the Trust, and any shares attributable to Contracts for which instructions are not received, in the same proportion that Contract owners vote.

Under Massachusetts law, in certain circumstances, shareholders may be held personally liable as partners for the obligations of a business trust such as the Trust. The Trust's Declaration of Trust contains provisions designed to protect shareholders from such liability to the extent of the Trust's assets. As a result, the risk of personal liability for the insurance company shareholders is remote.

TAXES

The tax consequences of your investment in the Funds depend upon the specific provisions of your Contract. For more information, see the prospectus for that Contract, which is attached to the front of this Prospectus.

PURCHASE AND REDEMPTION

You cannot purchase shares of the Trust directly, but only through a Contract offered through an insurance company separate account. Please refer to the prospectus for your Contract for information on how to make investments and redemptions. The shares of the Funds are sold in a continuous offering to insurance companies for their separate accounts to fund variable annuity contracts and variable life insurance policies. Net purchase payments under the contracts and policies are placed in one or more of the divisions of the insurance company separate accounts and are invested in the shares of the Funds corresponding to such divisions. Shares of the Funds are purchased and redeemed by the insurance company at net asset value without sales or redemption charges.


For each day on which a Fund's net asset value is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests and transfer requests from contract owners, policyholders, annuitants or beneficiaries which are priced as of that day.

All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemption, if permitted under the 1940 Act, for any period during which the New York Stock Exchange ("NYSE") is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

PURCHASE THROUGH THE SAM PROGRAM

Owners of the Sierra Advantage Annuity may elect to participate in the Sierra Asset Management Program ("SAM Program"). The SAM Program is an active investment management service offered through Composite that allocates separate account values across a number of investment divisions selected to meet different long-term investment objectives. Depending on market conditions, Composite from time to time changes or reallocates the combination of separate account divisions, or the amount invested in each, to implement the various SAM strategies. In addition, account balances of Contract owners participating in the SAM Program will be periodically rebalanced to maintain the chosen strategy's current asset allocation mix, if and when Fund performance unbalances the strategy's mix. Normally, Composite will reallocate once a quarter.

From time to time, one or more of the separate account investment divisions may experience relatively large investments or redemptions due to SAM Program allocations or rebalancings recommended by Composite. These transactions will affect the Funds that are available through the SAM Program, since Funds that experience redemptions as a result of reallocations or rebalancings in the separate account may have to sell portfolio securities and Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs. Composite is committed to minimizing the impact of SAM Program transactions on the Funds to the extent it is consistent with pursuing the investment objective of the SAM Program. Although Composite is not compensated for sales of Trust shares, it is compensated for sales of the Contracts. The SAM Program is currently being offered at no additional cost to Contract owners, although Composite has reserved the right to impose a charge for this service in the future. Both of the Funds are available through the SAM Program.

Composite may restrict or terminate the participation of Sierra Advantage Contract owners in the SAM Program at any time. In addition, AGL has reserved the right to place restrictions on transactions permitted by the Sierra Advantage Annuity that could result in restrictions or terminations of the SAM Program.

NET ASSET VALUE

The net asset value (the current market value of a Fund share) of each Fund's shares is determined at the close of regular trading on the NYSE (currently 1:00 p.m., Pacific Time), each business day the NYSE is open, except as noted. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, net asset values will not be calculated on the Friday following Thanksgiving. Net asset value per share is calculated for purchases and redemptions of shares of each Fund by dividing the value of total Fund assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Fund outstanding. The net asset value per share of each Fund is determined each business day at the close of business. Values of assets in each Fund's portfolio (except certain short-term debt securities, which are valued using the amortized cost method, which approximates market value) are determined on the basis of their market values or valuations determined as described in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.

Each Fund intends to qualify separately each year as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. The requirements for qualification may cause a Fund to restrict the extent of its short-term trading or its transactions in options or futures contracts.

As a RIC, each Fund will not be subject to federal income tax on its net investment income and net realized capital gains which are timely distributed to its insurance company shareholders. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to its shareholders. Very generally, an insurance company which is a shareholder of a Fund will determine its federal income tax liability with respect to distributions from that Fund pursuant to the special rules of Subchapter L of the Code.

Although the Trust intends that it and the Funds will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund or Funds incurring such liability will be adversely affected. In addition, Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Funds.

Because the Trust funds certain types of variable annuities, each Fund is also subject to the investment diversification requirements of Subchapter L of the Code. Were any Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed on investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.

The amounts of dividends of net investment income (i.e., all income other than capital gains) and distributions of net realized gains on securities held for less than one year, at least one year but less than 18 months, and longer than 18 months payable to shareholders will be determined separately for each Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Fund. All Funds will distribute any net long-term capital gains annually. Distributions of any net short-term capital gains earned by a Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

PERFORMANCE

The Trust may, from time to time, calculate the yield or total return of all Funds, and may include such information in reports to shareholders. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over certain periods that will include periods of 1, 5, and 10 years (up to the life of the Fund), will reflect the deduction of a proportional share of Trust's expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid.

Total returns and yields quoted for the Funds include each Fund's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Funds may only be purchased through variable annuity and variable life insurance contracts, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of each Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a performance to that of other mutual funds.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

OBTAINING PERFORMANCE INFORMATION

Each Fund's strategies, performance, and holdings are detailed twice a year in fund reports, which are sent to all shareholders. Shareholders may call 800-543-8072 for performance information. [Shareholders may make inquiries regarding a Fund, including current total return figures, to any Authorized Dealer, or by calling the Distributor at 800-543-8972.]

For a description of the methods used to determine yield and total return for the Funds, see the SAI.

                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 1, 1998

                           THE SIERRA VARIABLE TRUST
                        601 WEST MAIN AVENUE, SUITE 801
                         SPOKANE, WASHINGTON 99201-0613


                                 o  Money Market Fund
                                 o  Bond & Stock Fund
                                 o  Northwest Fund


  This Statement of Additional Information ("SAI") is not a prospectus but supplements the information contained in the Prospectus relating to the Money Market Fund, the Bond & Stock Fund and the Northwest Fund of The Sierra Variable Trust (the "Trust"), dated March 1, 1998, as revised from time to time. The SAI should be read in conjunction with the Prospectus, as amended or supplemented from time to time. The Trust's Prospectus may be obtained without charge by writing to American General Life Insurance Company ("AGL"), Attention: Annuity Administration, P.O. Box 1401, Houston, Texas 77251-1401 or by calling AGL at 800-247-6584.

  CONTENTS

  For ease of reference, the same section headings are used in the Prospectus and in this Statement of Additional Information, except as indicated below.


                                                                       PAGE
                                                                       ----
            General Information and History.........................     3

            Management of the Trust.................................     3

            Investment Objectives and Policies of
            the Funds ..............................................     8
            (See the Prospectus "Highlights" and "Investment
            Policies")

            Purchase and Pricing of Shares..........................     19
            (See the Prospectus "Highlights" and "Purchase
            and Redemption")

            Net Asset Value.........................................     19

            Performance.............................................     20

            Taxes...................................................     24
            (See the Prospectus "Dividends, Distributions
            and Taxes")

            Appendix - Description of Ratings.......................     26

            Financial Statements....................................     31



                        GENERAL INFORMATION AND HISTORY

  The Sierra Variable Trust (the "Trust") is an open-end management investment company. Some of the information required to be in this SAI is also included in the Trust's current Prospectus relating to the Money Market Fund, the Bond & Stock Fund and the Northwest Fund (the "Funds"). To avoid unnecessary repetition, references is made to related sections of the Prospectus. Copies of the Registration Statement as filed, including Part C, may be obtained from the Securities and Exchange Commission (the "SEC") by paying the charges prescribed under its rules and regulations.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

  The names of the Trustees and executive officers of the Trust, together with information as to their dates of birth and principal business occupations during the past five years, are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

TRUSTEES:

ARTHUR H. BERNSTEIN, ESQ. (6/8/25)
Trustee
11661 San Vincente Blvd., #405
Los Angeles, California 90049

  Mr. Bernstein is President of Bancorp Capital Group, Inc. and President of Bancorp Venture Capital, Inc. since 1988. He has been a Trustee of Sierra Trust Funds since 1989.

DAVID E. ANDERSON (11/17/26)
Trustee
17960 Seabreeze Drive
Pacific Palisades, California 90272

  Retired, Former President & CEO GTE California, Inc. Currently involved in the following charitable organizations as a director on the following boards:
Board Chairman, Children's Bureau Foundation; Board member, Upward Bound House of Santa Monica; Past Campaign Chairman of United Way; Past Chairman, Los Angeles Area Chamber of Commerce. Holds BSEE degree from Iowa State.

EDMOND R. DAVIS, ESQ. (9/24/28)
Trustee
550 South Hope Street, 21st Floor
Los Angeles, California 90071-2604

  Partner, Brobeck, Phleger & Harrison. Joined the firm as a Partner in 1987 and is responsible for estate planning, and trusts and estate matters in the Los Angeles office.

JOHN W. ENGLISH (3/27/33)
Trustee
50 H New England Ave.
P.O. Box 640
Summit, New Jersey 07902-0640

Retired Vice President and Chief Investment Officer, the Ford Foundation (a non-profit charitable organization). Chairman of the Board and Director, The China Fund, Inc. (a closed-end mutual fund). Director, the Northern Trust Company's Benchmark Funds (an open-end mutual fund).

ALFRED E. OSBORNE, JR. PH.D. (12/7/44)
Trustee
110 Westwood Plaza, Suite C305
Los Angeles, California 90095-1481

   University professor, researcher and administrator at UCLA since 1972. Director, Times Mirror Company, ReadiCare, Inc., United States Filter Corporation, Nordstrom, Inc., Seda Specialty Packing Corporation and Greyhound Lines, Inc. Independent general partner, Technology Funding Venture Partners V. Governor of the National Association of Securities Dealers, Inc.

[WAYNE L. ATTWOOD, MD
Trustee
2931 S. Howard
Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.]

[KRISTIANNE BLAKE
Trustee
705 W. 7th, Suite D
Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.]

[*ANNE V. FARRELL
Trustee
425 Pike Street, Suite 510
Seattle, Washington 98101

Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.]

[*MICHAEL K. MURPHY
Trustee
PO Box 3366
Spokane, Washington 99220-3366

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.]

[*WILLIAM G. PAPESH
President and Trustee
601 W. Main Avenue
Suite 300
Spokane, WA 99201

Mr. Papesh is president and a director of Composite and Murphey Favre Securities Services, Inc. (the "Transfer Agent"), and an executive vice president and a director of Composite Funds Distributor, Inc. (the "Distributor").]

[DANIEL L. PAVELICH
Trustee
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm.]

[JAY ROCKEY
Trustee
2121 Fifth Avenue
Seattle, Washington 98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).]

[RICHARD C. YANCEY
Trustee
535 Madison Avenue
New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.]

OFFICERS:

[KEITH B. PIPES (12/20/55), PRESIDENT, CHIEF EXECUTIVE OFFICER

   As President, Chief Financial Officer and Secretary of SCMC, he is responsible for its general accounting, financial planning, compliance administration, systems development and advisory operations.]

[MICHAEL D. GOTH (8/13/45), SENIOR VICE PRESIDENT

   Since January 1991, Mr. Goth has served as Chief Operating Officer and Portfolio Manager of Sierra Investment Advisors Corporation ("Sierra Advisors")].

[STEPHEN C. SCOTT (1/18/45), SENIOR VICE PRESIDENT

   In August 1988 joined GW Securities to form Sierra Advisors and currently serves as the President and Chief Investment Officer.]

[RICHARD W. GRANT (10/25/45), SECRETARY

   Has been a Partner in the firm of Morgan, Lewis & Bockius LLP since 1989.]

[RICHARD H. ROSE (7/8/55), ASSISTANT TREASURER

   Currently acts as Senior Vice President of First Data Investor Services Group, Inc., a subsidiary of First Data Corp. (prior to May 6, 1994, a subsidiary of The Boston Company Advisors, Inc. ("Boston Advisors")).]

[CRAIG M. MILLER (10/7/59), TREASURER, CHIEF FINANCIAL OFFICER

   Joined SCMC in 1993 as Vice President and Controller. Prior to joining SCMC, he acted as Audit Manager in the Boston office of Coopers & Lybrand, L.L.P.]

   Each of the Trustees and officers of the Trust is also a trustee or officer of Sierra Trust Funds ("STF"). Furthermore, with the exception of Mr. Rose, each of the Trustees and officers of the Trust is also a trustee or officer of Sierra Prime Income Fund ("SPIF") and Sierra Asset Management Portfolios ("SAMP"). STF, SPIF and SAMP is each an investment company advised by Sierra Advisors or Sierra Investment Services Corporation ("Sierra Services").

   The address of each trustee and officer of the Trust affiliated with Sierra Advisors or SISC is 9301 Corbin Avenue, Suite 333, Northridge, California 91324.

REMUNERATION. No director, officer or employee of Composite Research & Management Co., the advisor to the Funds ("Composite") or of any affiliate of Composite will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee, who is not a director, officer or employee of Composite, or any of its affiliates, a fee of $5,000 per annum plus $1,250 per Board meeting attended and $1,000 per Audit and Nominating Committee meeting attended (except that the Audit Committee chairman receives $1,500 per committee meeting attended), and reimburses them for travel and out-of-pocket expenses.

  As of December 31, 1997, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the outstanding shares of any of the Funds.

  The following Compensation Table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and the Fund Complex, respectively, in the year ended December 31, 1997.



                                                        COMPENSATION TABLE

    (1) NAME OF PERSON,            (2) AGGREGATED            (3) PENSION OR        (4) ESTIMATED ANNUAL     (5) TOTAL COMPENSATION
     TRUSTEE POSITION            COMPENSATION FROM         RETIREMENT BENEFITS         BENEFITS UPON       FROM REGISTRANT AND FUND
---------------------------      REGISTRANT FOR THE        ACCRUED AS PART OF           RETIREMENT         COMPLEX* PAID TO TRUSTEES
                                 FISCAL YEAR ENDED            FUND EXPENSES         -------------------       FOR THE YEAR ENDED
                                 DECEMBER 31, 1997       -----------------------                               DECEMBER 31, 1997
                                 -----------------                                                         ------------------------
F. BRIAN CERINI**                       $0                       $0                       $0                        $______

(FORMERLY, CHAIRMAN OF THE
 BOARD, PRESIDENT AND
 TRUSTEE)


DAVID E. ANDERSON+#              _______                         $0                       $0                        $______
TRUSTEE

ARTHUR H. BERNSTEIN,             _______                         $0                       $0                        $______
 ESQ.++#
TRUSTEE

EDMOND R. DAVIS, ESQ.#           _______                         $0                       $0                        $______
TRUSTEE

JOHN W. ENGLISH#                 _______                         $0                       $0                        $______
TRUSTEE

ALFRED E. OSBORNE#, JR.++        _______                         $0                       $0                        $______
TRUSTEE

WAYNE L. ATTWOOD#, M.D.          _______                         $0                       $0                        $______
 (age)
Nominee

KRISTIANNE BLAKE (age)#          _______                         $0                       $0                        $______
Nominee

ANNE V. FARRELL (age)#           _______                         $0                       $0                        $______
Nominee


                                                        COMPENSATION TABLE

    (1) NAME OF PERSON,            (2) AGGREGATED            (3) PENSION OR        (4) ESTIMATED ANNUAL     (5) TOTAL COMPENSATION
     TRUSTEE POSITION            COMPENSATION FROM         RETIREMENT BENEFITS         BENEFITS UPON       FROM REGISTRANT AND FUND
---------------------------      REGISTRANT FOR THE        ACCRUED AS PART OF           RETIREMENT         COMPLEX* PAID TO TRUSTEES
                                 FISCAL YEAR ENDED            FUND EXPENSES         -------------------       FOR THE YEAR ENDED
                                 DECEMBER 31, 1997       -----------------------                               DECEMBER 31, 1997
                                 -----------------                                                         ------------------------

MICHAEL K. MURPHY (age)#         _______                         $0                       $0                        $______
Nominee

WILLIAM G. PAPESH (age)#         _______                         $0                       $0                        $______
Nominee

DANIEL L. PAVELICH (age)#        _______                         $0                       $0                        $______
Nominee

JAY ROCKEY (age)#                _______                         $0                       $0                        $______
Nominee

RICHARD C. YANCEY# (age)         _______                         $0                       $0                        $______
Nominee


*        The Fund Complex consisted of the Trust, STF, Sierra Prime Income Fund
         ("SPIF"),

          Sierra Asset Management Portfolios ("SAMP") (the "Sierra Funds") and Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Growth and Income Fund, Inc., Composite Cash Management Company: Money Market Portfolio, Composite Cash Management
          Company: Tax-Exempt Portfolio, Composite Tax-Exempt Bond Fund, Inc., Composite Northwest Fund, Inc. and Composite Bond & Stock Fund, Inc. (the "Composite Funds").

**        A Trustee who is an "interested person" as defined in the 1940 Act.
+         Mr. Anderson was paid [$____] for Audit Committee Meetings held by the
          Trust.
++ Mr. Bernstein was paid [$____] and [$____] for Audit Committee Meetings held by STF and SPIF, respectively.
# A Trustee for the Sierra Funds for the year ended 12/31/97.
##        A Director or Trustee of the Composite Funds during the year ended
          12/31/97.


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT

  Composite serves as investment adviser to each of the Funds. Certain of the services provided by, and the fees paid to, Composite, are described in the Prospectus under "Management - Investment Adviser." Composite (i) compensates its respective Directors and pays the salaries of its respective officers and employees employed by such companies, (ii) compensates its respective officers and employees that are employed by the Trust, and (iii) maintains office facilities for the Trust.

  The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Murphey Favre Securities Services, Inc. serves as the Trust's administrator and Transfer Agent. Boston Safe Deposit and Trust Company serves as Custodian for the Funds. In addition, the Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

COUNSEL AND AUDITOR

  Ropes & Gray serves as counsel to the Trust and also provides legal services to Composite; Paul, Hastings, Janofsky & Walker serves as counsel to the Trustees who are not "interested persons" of the Trust.

                , independent accountants, located at
----------------                                      --------------------------
                        serves as auditor of the Trust.
------------------------

ORGANIZATION OF THE TRUST

  The Trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 27, 1993, as amended from time to time (the "Declaration of Trust"). Certificates representing shares in the Trust are not physically issued. The Trust's Custodian and the Trust's Transfer Agent maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent accountants.

  Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

  The record owner of all the Trust's shares is Separate Account D of AGL. However, Contract owners may be deemed to have beneficial ownership of shares allocable to their Contracts. As of January 31, 1998, to the Trust's knowledge, no Contract owner had shares allocable to Contracts equal to more than five percent of any Fund.

  Massachusetts law provides that the shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

  The Prospectus discusses the investment objective or objectives of each of the Funds and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to such investments, policies and strategies.

    STRATEGIES AVAILABLE TO ALL FUNDS
    ---------------------------------

  BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

  Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally.

Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to (1) pledge to the regulator by depositing assets with a designated bank within the state an amount of its assets equal to 5% of its total liabilities, or (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

  A Fund may purchase a CD, TD or bankers' acceptances issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS"), and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

  Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. Government. As a result, such savings and loan associations are subject to regulation and examination.

  RATINGS AS INVESTMENT CRITERIA. In general, the ratings of NRSROs, such as Moody's, S&P, Duff and Fitch, represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of Composite to evaluate potential investments. The Appendix to this SAI contains further information concerning the ratings of these services and their significance.

  To the extent that the rating given by a rating service for securities may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectuses and in this SAI.

  U.S. GOVERNMENT SECURITIES. U.S. Government securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government Securities include direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the Untied States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Composite determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund .

  AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs") AND GLOBAL DEPOSITARY RECEIPTS ("GDRs") ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

  STRATEGIC TRANSACTIONS. No Fund currently intends to enter into Strategic Transactions, excluding Strategic Transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

  Strategic Transactions have associated risks including possible default by the other party to the transaction, illiquidity and, to the extent Composite's view as to certain market movements is incorrect, losses greater than if they had not been used. Use of put and call options, currency transactions or options and futures transactions entails certain risks as described herein and in the Appendix to the Prospectuses in sections relating to such investment or instruments. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of Composite, it is in the best interest of the Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

  The use of Strategic Transactions for portfolio management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up Strategic Transactions are described in other sections to this SAI. Successful use of most Strategic Transactions depends upon the Composite's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. Strategic Transactions, if successful, can reduce risk of loss or enhance income, by wholly or partially offsetting the negative effect of, or accurately predicting, unfavorable price movements or currency fluctuations in the related portfolio or currency position. However, Strategic Transactions can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the positions. In addition, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

STRATEGIES AVAILABLE TO BOND AND STOCK AND NORTHWEST FUNDS
----------------------------------------------------------

  FUTURES ACTIVITIES. The Funds may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below. In addition to the uses of futures described above, the Funds may use futures for certain other purposes. See "Strategic Transactions."

  FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

  The purpose of entering into a futures contract by a Fund is to protect the Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate - but not totally offset - the decline in the value of the portfolio.

  No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

  There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of Composite to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

  Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

  To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Funds will be required to either
(i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Funds' portfolios, the Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Fund will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

  OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund holding the options.

  The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

  There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by Composite , which could prove to be inaccurate. Even if the expectations of Composite are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged. In addition to the uses of options described above, all Funds except the Global Money Fund may use options for certain other purposes. See "Strategic Transactions."

  OPTIONS ON SECURITIES. The Funds may write covered put options and covered call options on securities, purchase put and call options on securities and enter into closing transactions. The Funds may not write put options with respect to more than 50% of their total assets.

  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when Composite expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when Composite expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when Composite expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

  So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

  An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market (see "Over the Counter Options," below). In light of this fact and current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, as well as the following national securities exchanges on which options are traded: The Chicago Board Options Exchange
(CBOE), The Board of Trade of the City of Chicago (CBT), American Stock Exchange
(AMEX), Philadelphia Stock Exchange (PHLX), Pacific Stock Exchange (PSE) and the New York Stock Exchange (NYSE).

  The Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

  To facilitate closing transactions, the Fund will generally purchase or write only those options for which Composite believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of Composite and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

  Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. The Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities. In addition to the uses of options described above, all Funds except the Global Money Fund may use options for certain other purposes. See "Strategic Transactions."

  OPTIONS ON SECURITIES INDEXES. In addition to options on securities, the Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if Composite believes the option can be closed out.

  Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase or write such options unless Composite believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

  Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. In addition to the uses of options described above, all Funds except the Global Money Fund may use options for certain other purposes. See "Strategic Transactions."

  OVER THE COUNTER OPTIONS. Over the Counter Options ("OTC Options") can be closed out only by agreement with the primary dealer in the transaction, and thus any OTC Options and their underlying securities or currencies are considered illiquid. With OTC Options, terms such as expiration date, exercise price and premium are agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. Any OTC Options written by a Fund (other than OTC Currency Options) will be with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an OTC Option it has sold. OTC Options will be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money."

  WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Funds consisting of cash or liquid debt securities equal to the amount of when-issued or delayed-delivery commitments will be established at Boston Safe, the Trust's custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

  LENDING OF PORTFOLIO SECURITIES. Each of the Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder."

STRATEGY AVAILABLE TO THE BOND & STOCK FUND
-------------------------------------------

  LOWER-RATED SECURITIES. The Bond & Stock Fund may invest up to 35% of its total assets in non-investment grade securities (rated Ba and lower by Moody's or BB and lower by Standard & Poor's) or unrated securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

  Economic downturn may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could further adversely affect the value of such obligations held by the Fund. Prices and yields of high yield securities will fluctuate over time and may affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

  The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

  Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of Composite not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on Composite's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Composite will determine whether it is in the best interest of the Fund to retain the security.

  Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

                       INVESTMENT RESTRICTIONS OF THE FUNDS

  While many decisions of Composite depend on flexibility, there are several principles so fundamental to each Fund's philosophy that neither they, nor the investment objective, may be changed without a vote of a majority of the outstanding shares of that Fund.

  The Bond & Stock and Northwest Funds have adopted the investment restrictions below. Each of the Bond & Stock and Northwest Funds may not:

  . invest more than 5%* of its total assets in any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

  .  acquire more than 10%* of the voting securities of any one company;

  .  invest in real estate or commodities;

  .  invest in oil, gas or other mineral leases;

  .  invest more than 25%* of its assets in any single industry;**

  .  buy securities on margin, mortgage or pledge its securities;

  .  act as underwriter of securities issued by others;

  . borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);

  .  lend money (except for the execution of repurchase agreements);

  .  issue senior securities.

  * Percentage at the time the investment is made.

  In addition, as a matter of non-fundamental policy, the Bond & Stock and Northwest Funds may invest more than

15%* of its assets in illiquid securities;

The Money Market Fund has adopted the following investment restrictions. The Fund may not:

1. Purchase the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation;

2. Purchase more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities;

3. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin;

4.   Make short sales of securities or maintaining a short position;

5. Borrow money, except that the Fund may (i) enter into Reverse Repurchase Agreements or (ii) borrow from banks for temporary (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities or pending settlement of securities transactions or for emergency or extraordinary purposes in an aggregate amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made;

6. Pledge, hypothecate, mortgage or otherwise encumber more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets;

7. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of disposing of portfolio securities;

8. Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate;

9. Invest in commodities. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

10.  Invest in oil, gas or other mineral exploration or development programs;

11. Make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements;

12. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry;

13. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof; nor is the Fund permitted to: (a) purchase, write and sell covered put and call options on securities, (b) purchase, write and sell futures contracts and options on futures contracts, and (c) purchase and write put and call options on stock indexes;

14. [Purchase securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid;]

15.  Make investments for the purpose of exercising control or management;  and

16.  Purchase or sell interests in real estate limited partnerships;

  With respect to the investment restrictions in items 14 through 16, the Trust may change such restrictions by vote of a majority of the Board of Trustees.

  The percentage limitations contained in the restrictions listed above apply at the time a security is purchased and will not be considered violated unless an excess or deficiency exists immediately after and as a result of each purchase.

PORTFOLIO TURNOVER

  Portfolio turnover considerations for the Portfolios are addressed in the Trust's prospectus.

  Under certain market conditions, the Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by the Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

  Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Composite believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

PORTFOLIO TRANSACTIONS

  Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by Composite, which also is responsible for placing these transactions, subject to the overall review of the Trust's Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by Composite, those other accounts may make investments of the same type as the Fund. When a Fund and one or more other accounts managed by the Distributor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by Composite to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund.

  Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

  In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Composite seeks the best overall terms available. In assessing the best overall terms available for any transaction, Composite will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Trust and Composite authorizes Composite, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds and/or other accounts over which Composites or its affiliates exercise investment discretion. As a result, Composite may cause a Fund to pay a broker-dealer, that provides brokerage and research services to Composite, an amount of disclosed commission for effecting a securities transaction in excess of the commission that another broker-dealer would have charged for effecting that transaction. The fees under the advisory agreement between the Trust and Composite are not reduced by reason of the receipt by Composite of brokerage and research services. The Trust's Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trust.

                         PURCHASE AND PRICING OF SHARES

  Shares in the Portfolios and the Funds are purchased and redeemed and net asset value is calculated in the manner described in the Prospectus.

REDEMPTIONS

  The right of redemption of shares of a Portfolio or Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund (or underlying Fund of a Portfolio) normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

  DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Portfolio or Fund to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

                                NET ASSET VALUE

  The Trust will not calculate the net asset value of the Funds and Portfolios on certain holidays. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

  The assets of each Fund and Portfolio are valued according to generally accepted accounting principles and applicable law. Generally, a Fund's or Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Trust's Board of Trustees:

o A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ")) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price.

o Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is determined by the Trust's Board of Trustees or its delegates.

o Over-the-counter securities that are not reported on the NASDAQ System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the bid price at the close of business on each day.

o An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

o Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market.

o Short-term investments that mature in 60 days or less are valued at amortized cost when the Board of Trustees determines that this constitutes fair value; assets of the Money Market Fund are also valued at amortized cost.

o The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limited move with respect to the security or index underlying the futures contract. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Trust's Board of Trustees.

o Shares of open-end investment companies are valued at the net asset value per share last or, contemporaneously calculated.

  In carrying out the Board's valuation policies, First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, as sub-administrator, may consult with one or more independent pricing services ("Pricing Services") retained by the Trust. Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments) are valued by FDISG, as sub-administrator, after consultation with the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

  VALUATION OF THE MONEY MARKET FUND. The valuation of the portfolio securities of the Money Market Fund is based upon amortized costs, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

  The use by the Money Market Fund of the amortized cost method of valuing its respective portfolio securities is permitted by a rule adopted by the SEC.
Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trust to present minimal credit risks and meet certain rating criteria described in the Prospectus above. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

  The rule also provides that the extent of any deviation between the Fund's net asset values based upon available market quotations or market equivalents and the $1.00 per share net asset values based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the Trust to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                                  PERFORMANCE

  From time to time, the Trust may quote the performance of a Portfolio or Fund in terms of yield, effective yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. Fund or Portfolio performance will be advertised only if accompanied by the comparable performance for the corresponding separate account.

  ANNUITY CONTRACT OWNER VALUES WILL DEPEND NOT ONLY ON THE PERFORMANCE OF THE FUNDS OR PORTFOLIOS, BUT ALSO ON THE MORTALITY AND EXPENSE RISK CHARGES, THE ADMINISTRATIVE CHARGES, AND ANY APPLICABLE SALES CHARGES UNDER THE ANNUITY CONTRACTS. THE TOTAL RETURNS OF THE FUNDS REFLECT THE AGREEMENT OF THE FUNDS' INVESTMENT ADVISER TO VOLUNTARILY WAIVE FEES AND BEAR CERTAIN EXPENSES. TOTAL RETURNS WOULD HAVE BEEN LOWER IF THESE FEES AND EXPENSES HAD NOT BEEN WAIVED.

MONEY MARKET FUND YIELD INFORMATION

  The "yield" of the Money Market Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The yield for the Money Market Fund is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional share purchased with dividends declared on the original share and any such additional shares and income received or accrued but not declared as a dividend, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Market Fund may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

  Based upon the foregoing calculation, for the 7-day period ended December 31, 1997, the yield for the Money Market Fund was ____%, and the effective yield for the Money Market Fund for the same period was ____%.

  The Money Market Fund yield may be compared with the yields of other investments. It should not, however, be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the interest guarantees in an annuity contract or bank deposits.

TOTAL RETURN INFORMATION

  From time to time, a Fund, other than the Money Market Fund, may advertise its "average annual total return" or "aggregate total return" over various periods of time. Such average annual total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of that Fund. Figures will be given for recent one-, five-and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

  When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund may also use "aggregate" total return figures for various periods representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

  Average annual total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

  Based on the foregoing, the average annual total returns for the fiscal year ended December 31, 1997 and from inception through December 31, 1997 and the aggregate total returns for the Funds from inception through December 31, 1997, were as follows*:

                                       AVERAGE ANNUAL
                                        TOTAL RETURN          AVERAGE            AGGREGATE
                                         FOR FISCAL          ANNUAL TOTAL       TOTAL RETURN
                                         YEAR ENDED          RETURN SINCE           SINCE
                  FUND*                   12/31/97             INCEPTION          INCEPTION
     -------------------------------   -----------------     --------------     -------------
     Global Money Fund                       --  %                --  %              --  %(a)

-------------------

* As of December 31, 1997, the Bond & Stock and Northwest Funds had not yet commenced operations.

(a)  Commenced operations on May 10, 1993.

  The total returns shown for the Funds are not an estimate or guarantee of future performance and do not take into account charges at the annuity and separate account level.

  The performance of any or all of the Funds may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Funds. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS(R)") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance.

  In addition, performance of each Fund may be compared in advertisements and sales literature to the following benchmarks: (1) the Standard & Poor's 500 Index, which represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies that represent approximately 80% of the market capitalization of the U.S. equity markets, widely regarded by investors as representative of the stock market; (2) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (3) the Lehman Brothers Mutual Fund Short World Multi-Market Index, which includes all debt instruments of the United States and 12 major countries (determined by Lehman) denominated in dollars with maturities of one to five years; (4) the Lehman Brothers Mutual Fund U.S. Mortgage Index, which includes all agency mortgage-backed securities; (5) the Lehman Brothers Mutual Fund Debt BBB-Rated Index, which represents all investment-grade corporate debt securities; (6) the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, which includes 1050 companies representing the stock markets of Europe, Australia, New Zealand and the Far East; and (7) the U.S. Government 90-Day Treasury Bill rate. Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. The performance information may also include evaluations of the funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Institutional Investor, Money and The Wall Street Journal.

                                     TAXES

  The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

  Each of the Funds intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

  A number of technical rules are prescribed for computing net investment income and net capital gains. For example, the Fund is generally treated as receiving dividends on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

  In order to qualify as a RIC under the Code, in addition to satisfying the distribution requirement described above, each Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts; (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of the following items if held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the company's business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other Registered Investment Companies ("RICs"), and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

  If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Fund's current and accumulated earnings and profits.

  In addition to qualifying under subchapter M by meeting the requirements described above, each Fund intends to qualify as diversified under Subchapter L so that non-qualified variable annuity contracts funded by the Trust will not fail to qualify as annuities for tax purposes. In general, for a Fund to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulation 1.817-5 requires that no more than 55% of the total value of the assets of the Fund be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. In the context of shares of registered investment companies (including shares of the Trust), each series, fund or portfolio is treated as a separate issuer. Compliance with the Subchapter L regulations is tested on the last day of each calendar year quarter.

  Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a regulated investment company is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Fund believes that it is not subject to the excise tax, each Fund intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Fund's shareholders.

  Dividends declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.

              DESCRIPTION OF S&P, MOODY'S, DUFF AND FITCH RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

  AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

  A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC or C-Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB      Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B       Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC     Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC      The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C       The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    C1-Debt rated C1 is reserved for income bonds on which no interest is being paid.

    D-Debt is rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C-Bonds which are rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF CORPORATE BOND RATINGS

  AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+     Below investment grade but deemed likely to meet obligations when due.

BB      Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.

BB-     Overall quality may move up or down frequently within this category.

B+      Below investment grade and possessing risk that obligations will not be met when due.

B       Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.

B-      Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC     Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD      Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP      Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

  AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

  A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB      Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B       Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC     Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC      Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) MINUS (-)

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A-1     This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3     Debt carrying this designation has an adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B       Debt rated 'B' is regarded as having only speculative capacity for timely payment.

C       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D       This rating indicates that the obligation is in payment default.
DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--      Leading market positions in well established industries. --      High
rates of return on funds employed. --     Conservative capitalization structure
with moderate reliance on debt and ample asset protection. --      Broad margins
in earnings coverage of fixed financial charges and high internal cash
generation. --      Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rate Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

Duff 1+         Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1          Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-         High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


  GOOD GRADE

Duff 2          Good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  SATISFACTORY GRADE

Duff 3          Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  NON-INVESTMENT GRADE

Duff 4          Speculative investment characteristics.  Liquidity is not
    sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  DEFAULT

Duff 5          Issuer failed to meet scheduled principal and/or interest
    payments.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

F-1+    Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1     Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2     Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3     Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S     Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D       Default.  Issues assigned this rating are in actual or imminent payment default.

LOC     The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           THE SIERRA VARIABLE TRUST

                                     PART C


Item 24.  Financial Statements and Exhibits

(a)  Financial Statements

               Audited Financial Highlights for the fiscal year ended December 31, 1997, relating to the Money Market Fund.

          Financial Statements  (Money Market Fund)

               Statement of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements


(b) Exhibits:

* Filed herewith

1(a)               Agreement and Declaration of Trust, dated January 29,
               1993, originally filed as exhibit to Registration Statement on Form N-1A February 2, 1993, is incorporated by reference to Post-Effective Amendment No. 7 filed on February 28, 1997.

1(b)-1             Amendment No. 1 to the Trust's Agreement and
               Declaration of Trust, dated April 27, 1993, originally filed as an exhibit to Post-Effective Amendment No. 1 October 13, 1993, is incorporated by reference to Post-Effective Amendment No. 7 filed on February 28, 1997.

1(b)-2            Amendment No. 2 to the Trust's Agreement and Declaration of
               Trust, dated September 22, 1993, originally filed as an exhibit to Post-Effective Amendment No. 1 October 13, 1993, is incorporated by reference to Post-Effective Amendment No. 7 filed on February 28, 1997.

1(c)-1            Not applicable.

2                 By-Laws of the Trust, originally filed as exhibit to
               Registration Statement on Form N-1A February 2, 1993, is incorporated by reference to Post-Effective Amendment No. 7 filed on February 28, 1997.

3                 Not Applicable.

4                 Not Applicable.

5(a)-1            Management Agreement, dated as of _______, 1998, between the
               Trust and Composite Research & Management Co. ("Composite")
                with respect to the Bond & Stock Fund and the Northwest Fund.*

5(a)-8            Not applicable.

6(a)              Form of Distribution Agreement, dated _______, 1998, between the Trust and Composite Funds Distributor, Inc. -- to be filed by amendment.

6(b)-1            Participation Agreement, regarding Sierra Advantage among the
                Trust, Sierra Advisors, Sierra Services, American General
                Life Insurance Company ("American General") and American General Securities Incorporated ("American General Securities"), dated as of may 3, 1993, originally filed as an exhibit to Post-Effective Amendment No. 2 on April 22, 1994, is incorporated by reference to Exhibit 6(b) of Post-Effective No. 7 filed on February 28, 1997.

8(a)-1            Custody Agreement, dated as of January 1, 1996, between the
                Trust and Boston Safe Deposit & Trust Company is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment
                No. 7 filed on February 28, 1997.

8(b)             Form of Transfer Agency and Services Agreement, dated as of
                ________ 1998, between the Trust and Murphy Favre Securities Services, Inc.*

9(a)-1           Administration Agreement, dated April 19, 1993, between the
                Trust and Sierra Fund Administration Corporation ("Sierra Administration") originally filed as Exhibit 9(a) to Post-Effective Amendment No. 1 on October 13, 1993, is incorporated by reference to Post-Effective Amendment No. 7 filed on February 28, 1997.

9(a)-3             Form of Administration Agreement dated [_______, 1998]
                between the Trust and Murphey Favre Securities Services -- to be filed by amendment.

10                 Consent and Opinion of Counsel with Rule 24f-2 Notice filed with the Securities and Exchange Commission on February 24,
                1997.

11(a)-1            Powers of Attorney with respect to Registration Statements and Amendments thereto signed by the following persons in their capacities as Trustees and, where applicable, officers of the
                Trust: David E. Anderson, Arthur H. Bernstein, F. Edmond R. Davis, Alfred E. Osborne, Jr., and Keith B. Pipes, originally filed as an exhibit to Pre-Effective Amendment No. 1 on March 29, 1993, is incorporated by reference to Post-Effective Amendment No. 7 on February 28, 1997.

11                 Not Applicable.

12                 Not Applicable.

13                 Not Applicable.

14                 Not Applicable.

15                 Not Applicable.

16                   Schedule for Computation of Performance
                     Information -- to be filed by amendment.

17                   Financial Data Schedules for Money Market
                     Fund -- to be filed by amendment.

Item 25.   Persons Controlled by or Under Common Control with Registrant

       The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts. Separate Account D of American General Life Insurance Company is the sole shareholder of, and may be deemed to control, the Trust. American General Life Insurance Company is a subsidiary of American General Corporation.

       The list of American General Corporation's active subsidiaries is hereby incorporated by reference to Item 26 of the Form N-4 registration statement of American General Life Insurance Company and its Separate Account D, File Nos. 33-57730 and 811-2441.

         The Registrant is operated under the supervision of Composite. Composite is affiliated with [Murphey Favre Securities Services, Inc., which serves as transfer agent for the Registrant]. An affiliate of Composite, Composite Funds Distributor, Inc. serves as the principal underwriter and distributor for the Registrant. Composite, [Murphey Favre Securities Services, Inc.] and Composite Funds Distributor, Inc. serve in their same capacities for the four other registered investment companies (constituting [36] portfolios).

         Composite, Murphey Favre Securities Services, Inc. and Composite
Funds Distributor, Inc. are all wholly-owned subsidiaries of Washington Mutual, Inc. and are all incorporated under the laws of the State of Washington.

Item 26.  Number of Holders of Securities

              Not Applicable.

Item 27.  Indemnification

       Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

       The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered

       Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

       As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered

       Person's office.

Item 28(a). Business and Other Connections of Investment Adviser --

     Registrant's Investment Adviser is Composite, a wholly-owned subsidiary of Washington Mutual, Inc., a Washington corporation. Composite serves in that capacity for other registered investment companies (constituting [_] portfolios).

Item 29.  Principal Underwriter

       (a) Composite Funds Distributor, Inc., the Distributor of the Trust, currently acts as distributor for The Sierra Trust Funds.

       (c) Not Applicable.

Item 30. Location of Accounts and Records

           All accounts, books and other documents required to be maintained by
           Section 3(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Trust, 9301 Corbin Avenue, Northridge, CA and 601 West Main Avenue, Suite 801, Spokane, Washington 99201.



Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

       (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders, upon request and without charge.



                                   **********

                                     NOTICE

                                   **********

       A copy of the Agreement and Declaration of Trust of The Sierra Variable Trust (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Northridge, in the State of California on the 12th of December, 1997.

                              THE SIERRA VARIABLE TRUST


                              By: /s/ Keith B. Pipes
                                 ------------------------------------
                                      Keith B. Pipes
                                      President

     Pursuant to the requirements of the 1933 Act, as amended, this Post-Effective Amendment No. 11 has been signed below by the following persons in their capacities and on the date(s) indicated.

          Signature                          Title                Date
          ---------                          -----                ----

/s/ KEITH B. PIPES
-------------------------------------  President and Trustee  December 12, 1997
Keith B. Pipes
(Principal Executive Officer)


CRAIG M. MILLER
-------------------------------------  Treasurer and Chief    December 12, 1997
Craig M. Miller*                       Financial Officer
(Principal Financial and Accounting
 Officer)


DAVID E. ANDERSON
-------------------------------------  Trustee                December 12, 1997
David E. Anderson*


ARTHUR H. BERNSTEIN
-------------------------------------  Trustee                December 12, 1997
Arthur H. Bernstein*


EDMOND R. DAVIS
-------------------------------------  Trustee                December 12, 1997
Edmond R. Davis*


JOHN W. ENGLISH
-------------------------------------  Trustee                December 12, 1997
John W. English*


ALFRED E. OSBORNE, JR. PH.D.
-------------------------------------  Trustee                December 12, 1997
Alfred E. Osborne, Jr., Ph.D.*


*By: /s/ KEITH B. PIPES
    ---------------------------------
     Keith B. Pipes
     Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit No.
    5 Management Agreement, dated as of _________, 1998 between the Trust and Composite with respect to the Bond & Stock Fund and the Northwest Fund.

    8(b)        Form of Transfer Agency and Services Agreement, dated as of
                ___________, 1998 between the Trust and Murphey Favre Securities
                Services, Inc.